UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 19, 2009

Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 19, 2009, Huron Consulting Group Inc. (the “Company”), hosted a webcast to discuss its previously announced financial results and restatement and the current state of the Company’s business. A replay of the webcast will be available on the Company’s website, www.huronconsultinggroup.com, for 90 days. During the webcast, the Company provided guidance for its projected full year 2009 revenues before reimbursable expenses, net income, adjusted net income, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted EBITDA as a percentage of projected revenues before reimbursable expenses, diluted earnings per share and adjusted diluted earnings per share.

In connection with the webcast, the Company posted on its website (i) a reconciliation of each of the non-GAAP financial measures used in its guidance to the most directly comparable GAAP financial measure and (ii) a reconciliation of reported revenue growth rates to organic revenue growth rates for the quarter ended June 30, 2009 compared to the same quarter in 2008. The reconciliations are reproduced below.

The information furnished pursuant to this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

RECONCILIATION OF NON-GAAP MEASURES FOR FULL YEAR 2009 OUTLOOK

RECONCILIATION OF NET INCOME (1) TO

ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (1, 3)

(in millions and unaudited)

	Year Ending December 31, 2009
	Guidance Range
	Low	High
Projected revenues before reimbursable expenses – GAAP	$650	$680

Projected net income – GAAP (1)	$26	$36
Add back:
Provision for income taxes	30	36
Interest and other expenses	12	12

Projected operating income	68	84
Add back:
Depreciation and amortization	29	29

Projected earnings before interest, taxes, depreciation and amortization (EBITDA) (1, 3)	97	113
Add back:
Share-based compensation	24	24
Non-cash compensation through July 2009	8	8
Expenses relating to restatement and restructuring (2)	9	9
Other gain	(3)	(3)

Projected adjusted EBITDA (1, 3)	$135	$151

Projected adjusted EBITDA as a percentage of projected revenues before reimbursable expenses	20.8%	22.2%

RECONCILIATION OF NET INCOME (1) TO ADJUSTED NET INCOME (1, 3)

(in millions and unaudited)

	Year Ending December 31, 2009
	Guidance Range
	Low	High
Projected net income – GAAP (1)	$26	$36

Projected diluted earnings per share – GAAP (1)	$1.29	$1.74

Add back:
Amortization of intangible assets	10	10
Share-based compensation	24	24
Non-cash compensation through July 2009	8	8
Expenses relating to restatement and restructuring (2)	9	9
Other gain	(3)	(3)
Tax effect	(16)	(16)

Total adjustments, net of tax	32	32
Projected adjusted net income (1, 3)	$58	$68

Projected adjusted diluted earnings per share (1, 3)	$2.85	$3.30

(1)	Projected net income – GAAP, projected diluted earnings per share – GAAP, projected earnings before interest, taxes, depreciation and amortization (“EBITDA”), projected adjusted EBITDA, projected adjusted net income and projected adjusted diluted earnings per share (i) assume that, after August 1, 2009, acquisition-related payments in respect of the acquired businesses that were the subject of the Company’s recent financial statement restatement will be accounted for only as purchase consideration and not also as non-cash compensation expense; however, there can be no assurance that additional information will not be discovered that will require future acquisition-related payments pertaining to the acquired businesses also to be accounted for as non-cash compensation expense, which would be material, (ii) exclude potential settlement costs, penalties, damages, administrative remedies, fines or liabilities for additional amounts that may be incurred in connection with the SEC investigation into the restatement, the SEC inquiry into the allocation of chargeable hours or the private litigation in respect of the restatement, which costs, penalties, damages, administrative remedies, fines or liabilities for additional amounts cannot be estimated and could be material, (iii) exclude other unanticipated costs and expenses in connection with the SEC investigation, the SEC inquiry or the private litigation, which costs and expenses could be material and (iv) exclude any goodwill impairment charge that may result from the recent decline in the Company’s common stock price or any increased costs or expenses associated with amendments to or waivers under the Company’s credit agreement that may be required in the event an impairment charge is recorded, which charges, costs or expenses could be material. See the Company’s Form 10K/A for the year ended December 31, 2008, Form 10Q/A for the quarter ended March 31, 2009, and Form 10Q for the quarter ended June 30, 2009, all filed on August 17, 2009, for additional information about the anticipated accounting for acquisition-related payments, the expected impairment analysis, including the potential impact of any violation of the Company’s credit agreement that may arise out of an impairment charge, and the previously disclosed SEC investigation and inquiry and the private litigation.

(2)	Reflects (i) anticipated costs and expenses incurred and expected to be incurred in connection with completing the restatement, the Company’s inquiries into the facts and circumstances underlying the restatement and the allocation of chargeable hours, the SEC investigation, the SEC inquiry and the private litigation and (ii) restructuring costs related to the Company’s previously announced cost reduction program.

(3)	In evaluating the Company’s outlook, management uses EBITDA, adjusted EBITDA, adjusted net income, adjusted diluted earnings per share and projected adjusted EBITDA as a percentage of projected revenues before reimbursable expenses, which are not measures of financial performance under generally accepted accounting principles (GAAP). Management believes that the use of such measures, as supplements to operating income, net income and diluted earnings per share and other GAAP measures, are useful indicators for investors. These useful indicators can help readers gain a meaningful understanding of the Company’s core operating results and future prospects without the effect of non-cash or special items and the Company’s ability to generate cash flows from operations that are available for taxes, capital expenditures, and to repay debt. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with GAAP.

Reconciliation of Reported Revenue Growth Rates to

Organic Revenue Growth Rates

(dollars in thousands)

	Three Months Ended June 30,		Growth Rate
	2009	2008
Consolidated
Revenues, as reported	$165,847	$143,408	15.6%
Acquisition-related Revenues (1)	(32,798)	—

Organic Revenues	$133,049	$143,408	-7.2%

Health and Education Consulting Segment
Revenues, as reported	$93,205	$56,696	64.4%
Acquisition-related Revenues (1)	(32,798)	—

Organic Revenues	$60,407	$56,696	6.5%

Accounting and Financial Consulting Segment
Revenues, as reported	$22,515	$34,789	-35.3%
Acquisition-related Revenues	—	—

Organic Revenues	$22,515	$34,789	-35.3%

Legal Consulting Segment
Revenues, as reported	$31,241	$30,498	2.4%
Acquisition-related Revenues	—	—

Organic Revenues	$31,241	$30,498	2.4%

Corporate Consulting Segment
Revenues, as reported	$18,886	$21,425	-11.9%
Acquisition-related Revenues	—	—

Organic Revenues	$18,886	$21,425	-11.9%

(1)	As most of the Company’s acquisitions have been integrated into Huron’s practices, acquisition-related revenues is an approximate figure and represent revenues generated from engagements that are managed by the managing directors who joined Huron through acquisitions since July 1, 2008.

In evaluating the Company’s financial performance, management uses organic revenues and organic revenue growth rate, which are not measures of financial performance under generally accepted accounting principles (GAAP). Management believes that the use of such non-GAAP measures, as supplements to reported revenues and reported revenue growth rate, are useful indicators of the Company’s financial performance as they present the Company’s performance on a comparable basis with the prior period. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

Statements in the Company’s August 19, 2009 webcast and this filing, including any information incorporated by reference therein and herein, that are not historical in nature, including those concerning the Company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the

Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “plans,” “anticipates,” “assumes,” “can,” “considers,” “could,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates” or “continues”. Risks, uncertainties and assumptions that could impact the Company’s forward-looking statements relate, among other things, to (i) the restatement, (ii) the SEC investigation and related Company inquiries with respect to the circumstances that led to the restatement and the related private litigation, (iii) the SEC and related Company inquiries into the allocation of chargeable hours, (iv) the Company’s projected accounting treatment for acquisition-related payments after August 1, 2009, and (v) management’s assessment of the Company’s internal control over financial reporting and any required remediation. In addition, these forward-looking statements reflect our current expectation about our future results, levels of activity, performance, or achievements, including, without limitation, that our business continues to grow at the current expectations with respect to, among other factors, utilization rates, billing rates, and number of revenue-generating professionals; that we are able to expand our service offerings; that we successfully integrate the businesses we acquire; and that existing market conditions, including those in the credit markets, do not continue to deteriorate substantially. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Please see “Risk Factors” in our 2008 Annual Report on Form 10K/A and in our Quarterly Report on Form 10-Q for the period ended June 30, 2009 for a description of the material risks we face.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	August 19, 2009	/s/ James K. Rojas
James K. Rojas
Chief Financial Officer